Income Tax	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Tax
24.	INCOME TAX

Income (loss) before income tax is comprised of the following:

	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Income (loss) recorded in the Netherlands	(19)	(9)	(13)
Income (loss) from foreign operations	1,286	1,198	1,402
Income (loss) before income tax benefit (expense)	1,267	1,189	1,389

STMicroelectronics N.V.  and its subsidiaries are individually liable for income taxes in their jurisdictions.  Tax losses can only offset profits generated by the taxable entity incurring such loss.

Income tax benefit (expense) is comprised of the following:

	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2018
The Netherlands taxes - current	—	—	—
Foreign taxes - current	(171)	(131)	(114)
Total current taxes	(171)	(131)	(114)
The Netherlands taxes - deferred	—	—	—
Foreign taxes - deferred	12	(25)	18
Total deferred taxes	12	(25)	18
Income tax expense	(159)	(156)	(96)
Effective tax rate	13%	13%	7%

The principal items comprising the differences in income taxes computed at the Netherlands statutory rate of 25.0% in 2020, 2019 and 2018, and the effective income tax rate are the following:

	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Income tax benefit (expense) computed at statutory rate	(316)	(297)	(353)
Non-deductible and non-taxable permanent differences, net	(1)	4	45
Valuation allowance adjustments	11	2	141
Effect on deferred taxes of changes in enacted tax rates	(5)	14	(62)
Current year credits	40	50	43
Other tax and credits	(40)	(51)	(20)
Benefits from tax holidays	37	129	135
Net impact of changes to uncertain tax positions	(1)	(5)	(16)
Earnings of subsidiaries taxed at different rates	116	(2)	(9)
Income tax benefit (expense)	(159)	(156)	(96)

The tax holidays represent a tax exemption period aimed to attract foreign technological investment in certain tax jurisdictions.  The effect of the tax benefits, from tax holidays for countries which are profitable, on basic earnings per share was $0.04, $0.14 and $0.15 for the years ended December 31, 2020, 2019, and 2018, respectively.  These agreements are present in various countries and include programs that reduce up to and including 100% of taxes in years affected by the agreements.  The Company’s tax holidays expire at various dates through the year ending December 31, 2029.  In certain countries, tax holidays can be renewed depending on the Company still meeting certain conditions at the date of expiration of the current tax holidays.

Deferred tax assets and liabilities consisted of the following:

	December 31, 2020	December 31, 2019
Tax loss carryforwards and investment credits	702	612
Less unrecognized tax benefit	(19)	(21)
Tax loss carryforwards net of unrecognized tax benefit	683	591
Inventory valuation	34	28
Impairment and restructuring charges	3	6
Fixed asset depreciation in arrears	82	39
Increased depreciation incentives	182	213
Capitalized development costs	107	118
Receivables for government funding	40	14
Tax credits granted on past capital investments	215	1,151
Pension service costs	104	81
Stock awards	11	6
Operating lease liabilities	36	40
Commercial accruals	13	15
Other temporary differences	26	22
Total deferred tax assets	1,536	2,324
Valuation allowances	(638)	(1,534)
Deferred tax assets, net	898	790
Accelerated fixed asset depreciation	(21)	(20)
Acquired intangible assets	(40)	(16)
Advances of government funding	(94)	(31)
Operating lease right-of-use assets	(36)	(40)
Other temporary differences	(43)	(7)
Deferred tax liabilities	(234)	(114)
Net deferred income tax asset	664	676

For a particular tax-paying component of the Company and within a particular tax jurisdiction, all current deferred tax liabilities and assets are offset and presented as a single amount, similarly to non-current deferred tax liabilities and assets.  The Company does not offset deferred tax liabilities and assets attributable to different tax-paying components or to different tax jurisdictions.

The net deferred tax assets are recorded in legal entities which have been historically profitable and are expected to be profitable in the next coming years.

As at December 31, 2020, the Company and its subsidiaries have gross deferred tax assets on tax loss carryforwards and investment credits that expire starting 2021, as follows:

Year
2021	4
2022	7
2023	5
2024	4
2025	13
Thereafter	669
Total	702

The “Tax credits granted on past capital investments” mainly related to a 2003 agreement granting the Company certain tax credits for capital investments purchased through the year ending December 31, 2006.  Any unused tax credits granted under the agreement will be impacted yearly by a legal inflationary index (currently -0.15% per annum).  The credits may be utilized through 2021 or later depending on the Company meeting certain program criteria.  In addition to this agreement, starting in 2007 the Company continues to receive tax credits on the yearly capital investments, which may be used to offset that year’s tax liabilities and increases by the legal inflationary rate.  However, pursuant to the inability to utilize these credits currently and in future years, the Company did not recognize any deferred tax asset on such tax allowance.  As a result, there is no financial impact to the net deferred tax assets of the Company.

In 2020, we recognized a deferred tax expense of $11 million as a component of other comprehensive income (loss), compared to a deferred tax gain of $6 million in 2019.  They were related primarily to the tax effects of the recognized unfunded status on defined benefits plan.

The cumulative amount of distributable earnings related to the Company’s investments in foreign subsidiaries and corporate joint ventures was $3,783 million and $3,628 million as at December 31, 2020 and December 31, 2019, respectively.  Due to the Company’s legal and tax structure, with the parent company established in the Netherlands, there was no significant tax impact from the distribution of earnings from investments in foreign subsidiaries and corporate joint ventures.  This is because there is no tax impact on dividends paid up to a Dutch holding company.

A reconciliation of 2020, 2019 and 2018 beginning and ending amounts of unrecognized tax benefits is as follows:

	December 31, 2020	December 31, 2019	December 31, 2018
Balance at beginning of year	48	38	333
Additions based on tax positions related to the current year	1	7	43
Additions based on acquisitions related to the current year	—	5	—
Additions for tax positions of prior years	1	1	8
Reduction for tax positions of prior years	(2)	(1)	(310)
Settlements	(1)	(2)	(18)
Foreign currency translation	1	—	(18)
Balance at end of year	48	48	38

At December 31, 2020 and 2019, $19 million and $21 million, respectively, of unrecognized tax benefits were classified as a reduction of deferred tax assets.  It is reasonably possible that certain of the uncertain tax positions disclosed in the table above could increase within the next 12 months due to ongoing tax audits.  The Company is not able to make an estimate of the range of the reasonably possible change.

Additionally, the Company elected to classify accrued interest and penalties related to uncertain tax positions as components of income tax expense in the consolidated statements of income.  They were less than $1 million in 2020, less than $1 million in 2019 and $1 million in 2018.  Accrued interest and penalties amounted to $7 million as at December 31, 2020 and $6 million as at December 31, 2019.

The tax years that remain open for review in the Company’s major tax jurisdictions, including France, Italy, United States and India, are from 1997 to 2020.